Exhibit 99.1

GREEN PLAINS INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AND RELATED NOTES THERETO

Introduction and Basis of Presentation

On September 9, 2019, Green Plains Inc. (“Green Plains” or the “company”), TGAM Agribusiness Fund Holdings-B LP (“TGAM”) and StepStone Atlantic Fund, L.P. (“StepStone”) announced the formation of a joint venture. Such parties entered into the Second Amended and Restated Limited Liability Company Agreement (“LLC Agreement”) of Green Plains Cattle Company LLC (“GPCC”) on September 6, 2019, effective as of September 1, 2019. GPCC was previously a wholly owned subsidiary of Green Plains. Green Plains also entered into a Securities Purchase Agreement with TGAM and StepStone, whereby TGAM and StepStone purchased an aggregate of 50% of the membership interests of GPCC from Green Plains for approximately $77.2 million in cash, plus post-closing adjustments (the “Transaction”). Pursuant to the Shared Services Agreement among the parties, GPCC will manage the day-to-day operations of the cattle feed yards while Green Plains will provide certain administrative services.

Upon completion of the Transaction, Green Plains will recognize its proportionate share of earnings in GPCC using the equity method of accounting. The company accounts for investments in which the company exercises significant influence using equity method accounting, so long as the company (i) does not control the investee and (ii) is not the primary beneficiary of the entity. The company will recognize these investments on a separate line item in the consolidated balance sheet and will recognize its proportionate share of earnings on a separate line item in the consolidated statement of operations. The company does not consolidate any part of the assets or liabilities or operating results of its equity method investees.

The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2019 of the company is presented as if the Transaction had occurred on June 30, 2019. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2019 and for the years ended December 31, 2018, 2017 and 2016 are presented as if the Transaction had occurred on January 1, 2016, the beginning of the earliest period presented.

Additionally, the unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2018 and 2017 include pro forma adjustments related to the sale of three ethanol plants to Valero Renewable Fuels Company, LLC on November 15, 2018 (the “Valero Transaction”), the asset purchase agreement with Green Plains Partners LP to acquire the related storage assets to be disposed of in the sale to Valero and convey railcars leased by Green Plains Partners LP to the company on November 15, 2018 (the “Partnership Transaction”), and the sale of Fleischmann’s Vinegar Company, Inc. to Kerry Holding Co. on November 27, 2018 (the “Kerry Transaction”). The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2018 and 2017 are presented as if the Valero Transaction, Partnership Transaction and Kerry Transaction had occurred on January 1, 2017.  See the company’s Current Report on Form 8-K/A, filed on December 3, 2018 for additional information on the Valero Transaction, Partnership Transaction and Kerry Transaction.

The unaudited pro forma condensed consolidated balance sheet and statements of operations included herein are for informational purposes only and are not necessarily indicative of the results that might have occurred had the transactions taken place on the respective dates assumed. Actual results may differ significantly from those reflected in the unaudited condensed consolidated pro forma financial statements for various reasons, including but not limited to, the differences between the assumptions used to prepare the unaudited pro forma condensed consolidated financial statements and actual results. The pro forma adjustments in the unaudited pro forma condensed consolidated balance sheet and the statements of operations included herein include the use of estimates and assumptions as described in the accompanying notes. The pro forma adjustments are based on information available to the company at the time these unaudited pro forma condensed consolidated financial statements were prepared. The company believes its current estimates provide a reasonable basis of presenting the significant effects of the Transaction.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes in addition to the following:

•the historical financial statements of the company as of and for the years ended December 31, 2018,  2017 and 2016 and the related notes included in the company’s Annual Reports on Form 10-K for the years then ended; and

•the historical unaudited financial statements of the company as of and for the six months ended June 30, 2019, and the related notes included in the company’s Quarterly Report on Form 10-Q for the six months then ended.

GREEN PLAINS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2019
(in thousands)

		Disposition
		of Green	Pro Forma
	Green	Plains Cattle	Adjustments		Pro Forma
	Plains Inc.	Company LLC	(Note 2)		Consolidated

ASSETS
Current assets
Cash and cash equivalents	$193,280	$2	$67,240	{a}	$260,518
Restricted cash	40,628	-	-		40,628
Accounts receivable, net	108,700	13,224	10,000	{a}	105,476
Income taxes receivable	12,879	-	3,969	{b}	16,848
Inventories	658,506	436,172	-		222,334
Prepaid expenses and other	11,993	409	-		11,584
Derivative financial instruments	60,202	37,097	-		23,105
Total current assets	1,086,188	486,904	81,209		680,493
Property and equipment, net	872,154	71,330	-		800,824
Operating lease right-of-use assets	58,092	593	-		57,499
Goodwill	34,689	-	-		34,689
Investment in equity method investee	-	-	77,240	{c}	77,240
Deferred income taxes	3,582	-	8,105	{b}	11,687
Other assets	86,022	1,074	-		84,948
Total assets	$2,140,727	$559,901	$166,554		$1,747,380

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$105,802	$17,840	$-		$87,962
Accrued and other liabilities	59,863	20,147	-		39,716
Derivative financial instruments	9,670	-	-		9,670
Operating lease current liabilities	16,667	166	-		16,501
Short-term notes payable and other borrowings	523,529	334,698	-		188,831
Current maturities of long-term debt	1,225	38	-		1,187
Total current liabilities	716,756	372,889	-		343,867

Long-term debt	370,880	80	-		370,800
Deferred income taxes	5,478	-	(895)	{b}	4,583
Operating lease long-term liabilities	44,108	417	-		43,691
Other liabilities	8,931	2	-		8,929
Total liabilities	1,146,153	373,388	(895)		771,870

Stockholders' equity
Common stock	47	-	-		47
Additional paid-in capital	726,068	-			726,068
Retained earnings	226,869	151,076	4,853	{b}	235,126
			154,480	{a} {c}
Accumulated other comprehensive income (loss)	24,177	35,437	8,116	{b}	(3,144)
Treasury stock	(98,032)	-	-		(98,032)
Total Green Plains stockholders' equity	879,129	186,513	167,449		860,065
Noncontrolling interests	115,445	-	-		115,445
Total stockholders' equity	994,574	186,513	167,449		975,510
Total liabilities and stockholders' equity	$2,140,727	$559,901	$166,554		$1,747,380

GREEN PLAINS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2019
(in thousands, except per share amounts)

		Disposition
		of Green	Pro Forma
	Green	Plains Cattle	Adjustments		Pro Forma
	Plains Inc.	Company LLC	(Note 2)		Consolidated
Revenues
Product revenues	$1,534,171	$478,010	$9,052	{d}	$1,065,213
Service revenues	3,997	-	-		3,997
Total revenues	1,538,168	478,010	9,052		1,069,210

Costs and expenses
Cost of goods sold (excluding depreciation and amortization expenses reflected below)	1,523,832	464,456	8,976	{d}	1,068,352
Operations and maintenance expenses	13,098	-	-		13,098
Selling, general and administrative expenses	42,294	4,462	(724)	{d} {e}	37,108
Depreciation and amortization expenses	38,329	3,194	-		35,135
Total costs and expenses	1,617,553	472,112	8,252		1,153,693
Operating income (loss)	(79,385)	5,898	800		(84,483)

Other income (expense)
Interest income	2,186	140	-		2,046
Interest expense	(30,396)	(9,416)	-		(20,980)
Other, net	432	-	-		432
Total other expense	(27,778)	(9,276)	-		(18,502)
Loss before income taxes and loss from equity method investee	(107,163)	(3,378)	800		(102,985)
Income tax benefit	29,113	847	(130)	{b}	28,136
Loss from equity method investee, net of tax	-	-	(1,596)	{f}	(1,596)
Net loss	(78,050)	(2,531)	(926)		(76,445)
Net income attributable to noncontrolling interests	10,091	-	-		10,091
Net loss attributable to Green Plains	$(88,141)	$(2,531)	$(926)		$(86,536)

Earnings per share:
Net loss attributable to Green Plains - basic	$(2.19)				$(2.15)
Net loss attributable to Green Plains - diluted	$(2.19)				$(2.15)
Weighted average shares outstanding:
Basic	40,200				40,200
Diluted	40,200				40,200

GREEN PLAINS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018
(in thousands, except per share amounts)

		Disposition
		of Ethanol and
		Vinegar Plants
		during Fiscal
		2018 including	Disposition
		Pro Forma	of Green	Pro Forma
	Green	Adjustments	Plains Cattle	Adjustments		Pro Forma
	Plains Inc.	(Note 2) {g}	Company LLC	(Note 2)		Consolidated
Revenues
Product revenues	$3,836,872	$505,146	$884,073	$24,651	{d}	$2,472,304
Service revenues	6,481	-	-	-		6,481
Total revenues	3,843,353	505,146	884,073	24,651		2,478,785

Costs and expenses
Cost of goods sold (excluding depreciation and amortization expenses reflected below)	3,627,633	457,933	845,159	24,495	{d}	2,349,036
Operations and maintenance expenses	30,844	3,265	-	-		27,579
Selling, general and administrative expenses	115,878	9,240	7,775	(1,244)	{d} {e}	97,619
Gain on sale of assets, net	(150,351)	(150,351)	-	-		-
Depreciation and amortization expenses	103,619	24,633	5,361	-		73,625
Total costs and expenses	3,727,623	344,720	858,295	23,251		2,547,859
Operating income (loss)	115,730	160,426	25,778	1,400		(69,074)

Other income (expense)
Interest income	3,108	14	147	-		2,947
Interest expense	(101,025)	(32,260)	(13,576)	-		(55,189)
Other, net	2,195	1	2,613	-		(419)
Total other expense	(95,722)	(32,245)	(10,816)	-		(52,661)
Income (loss) before income taxes and income from equity method investee	20,008	128,181	14,962	1,400		(121,735)
Income tax benefit (expense)	16,726	(29,231)	(3,420)	(251)	{b}	49,126
Income from equity method investee, net of tax	-	-	-	5,014	{f}	5,014
Net income (loss)	36,734	98,950	11,542	6,163		(67,595)
Net income attributable to noncontrolling interests	20,811	242	-	-		20,569
Net income (loss) attributable to Green Plains	$15,923	$98,708	$11,542	$6,163		$(88,164)

Earnings per share:
Net income (loss) attributable to Green Plains - basic	$0.39					$(2.19)
Net income (loss) attributable to Green Plains - diluted	$0.39					$(2.19)
Weighted average shares outstanding:
Basic	40,320					40,320
Diluted	41,254					40,320

GREEN PLAINS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017
(in thousands, except per share amounts)

		Disposition
		of Ethanol and
		Vinegar Plants
		during Fiscal
		2018 including	Disposition
		Pro Forma	of Green	Pro Forma
	Green	Adjustments	Plains Cattle	Adjustments		Pro Forma
	Plains Inc.	(Note 2) {g}	Company LLC	(Note 2)		Consolidated
Revenues
Product revenues	$3,589,981	$537,872	$328,874	$22,183	{d}	$2,745,418
Service revenues	6,185	-	-	-		6,185
Total revenues	3,596,166	537,872	328,874	22,183		2,751,603

Costs and expenses
Cost of goods sold (excluding depreciation and amortization expenses reflected below)	3,301,587	483,950	302,438	22,033	{d}	2,537,232
Operations and maintenance expenses	33,448	3,915	-	-		29,533
Selling, general and administrative expenses	112,024	12,361	4,659	(750)	{d} {e}	94,254
Depreciation and amortization expenses	107,361	30,381	3,778	-		73,202
Total costs and expenses	3,554,420	530,607	310,875	21,283		2,734,221
Operating income	41,746	7,265	17,999	900		17,382

Other income (expense)
Interest income	1,597	11	10	-		1,576
Interest expense	(90,160)	(43,004)	(6,460)	-		(40,696)
Other, net	3,666	2,759	729	-		178
Total other expense	(84,897)	(40,234)	(5,721)	-		(38,942)
Income (loss) before income taxes and income from equity method investee	(43,151)	(32,969)	12,278	900		(21,560)
Income tax benefit (expense)	124,782	56,734	(7,279)	(3,129)	{b}	72,198
Income from equity method investee, net of tax	-	-	-	3,495	{f}	3,495
Net income	81,631	23,765	4,999	1,266		54,133
Net income attributable to noncontrolling interests	20,570	305	-	-		20,265
Net income attributable to Green Plains	$61,061	$23,460	$4,999	$1,266		$33,868

Earnings per share:
Net income attributable to Green Plains - basic	$1.56					$0.86
Net income attributable to Green Plains - diluted	$1.47					$0.92
Weighted average shares outstanding:
Basic	39,247					39,247
Diluted	50,240					50,240

GREEN PLAINS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2016
(in thousands, except per share amounts)

		Disposition
		of Green	Pro Forma
	Green	Plains Cattle	Adjustments		Pro Forma
	Plains Inc.	Company LLC	(Note 2)		Consolidated
Revenues
Product revenues	$3,402,579	$255,334	$3,766	{d}	$3,151,011
Service revenues	8,302	-	-		8,302
Total revenues	3,410,881	255,334	3,766		3,159,313

Costs and expenses
Cost of goods sold (excluding depreciation and amortization expenses reflected below)	3,096,079	239,798	3,616	{d}	2,859,897
Operations and maintenance expenses	34,211	-	-		34,211
Selling, general and administrative expenses	104,677	1,971	(150)	{d} {e}	102,556
Depreciation and amortization expenses	84,226	1,089	-		83,137
Total costs and expenses	3,319,193	242,858	3,466		3,079,801
Operating income	91,688	12,476	300		79,512

Other income (expense)
Interest income	1,541	43	553	{d}	2,051
Interest expense	(51,851)	(2,469)	(553)	{d}	(49,935)
Other, net	(3,027)	7	-		(3,034)
Total other expense	(53,337)	(2,419)	-		(50,918)
Income before income taxes and income from equity method investee	38,351	10,057	300		28,594
Income tax expense	(7,860)	(4,235)	(646)	{b}	(4,271)
Income from equity method investee, net of tax	-	-	2,992	{f}	2,992
Net income	30,491	5,822	2,646		27,315
Net income attributable to noncontrolling interests	19,828	-	-		19,828
Net income attributable to Green Plains	$10,663	$5,822	$2,646		$7,487

Earnings per share:
Net income attributable to Green Plains - basic	$0.28				$0.20
Net income attributable to Green Plains - diluted	$0.28				$0.18
Weighted average shares outstanding:
Basic	38,318				38,318
Diluted	38,573				38,573

GREEN PLAINS INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.	BASIS OF PRESENTATION

See “Introduction” for more information regarding the basis of presentation of the unaudited pro forma condensed consolidated financial statements. Finalization of post-closing adjustments is not expected to materially impact the adjustments shown above.

2.	PRO FORMA ADJUSTMENTS

Adjustments under the heading “Pro Forma Adjustments” in the accompanying pro forma condensed consolidated financial statements represent the following:

(a)	Reflects cash received and accounts receivable recorded as a result of promissory note entered into at closing of the disposition of GPCC, and related impact on equity.
(b)

Reflects the income tax impact of the disposition of GPCC, including the elimination of related income taxes receivable, deferred income taxes and accumulated other comprehensive income,  as well as the income tax expense adjustment related to these items.

(c)	Reflects the company's continued investment in GPCC which is accounted for using the equity method of accounting.
(d)

Reflects revenue and cost of goods sold related to sales of corn and distillers grains by Green Plains to GPCC, as well as selling, general and administrative expenses related to grain bin rental and interest on an intercompany loan, which were historically reflected as intercompany activity and eliminated from consolidated results, and are now reflected as third party activity as a result of the Transaction.

(e)	Reflects reduction of selling, general and administrative expenses as a result of pro rata fees earned under the Shared Service Agreement.
(f)

Reflects the company's proportional share of earnings of its equity method investee, including pro rata shared service expenses allocated under the Shared Service Agreement with the company and audit fees to be incurred by GPCC.

(g)

See the company’s Current Report on Form 8-K/A, filed on December 3, 2018 for additional information on the Valero Transaction, Partnership Transaction and Kerry Transaction. In addition to reversing these transactions as of their respective disposition dates, the gain on sale of assets of $150.4 million associated with these transactions was also reversed.